Corporate Presentation Feb 2022 NASDAQ: PRDS EXHIBIT 99.2

This presentation contains "forward-looking statements" and information that are based on beliefs and assumptions and on information currently available and that are within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the Pardes Biosciences’ (“Pardes”) strategy, future financial condition, future operations, clinical and development plans, projected costs, prospects, objectives of management and expected market growth are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements in this presentation include, but are not limited to, statements about: the initiation, timing, progress, completion, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of nonclinical studies or clinical trials and the period during which the results of the trials will become available; the ability of Pardes’ clinical trials to demonstrate acceptable safety and efficacy of Pardes’ product candidate, PBI-0451; statements about the potential attributes and benefits of Pardes’ product candidate, including the potential for achieving sustained target blood concentrations as a stand-alone drug; the format and timing of Pardes’ product development activities and clinical trials, including development plans for registrational trials and regulatory interactions; estimated market sizes and opportunity; the adequacy of our capital; and future infection rates.  These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, development of competing therapeutic treatments for COVID-19 on Pardes’ business, results of nonclinical and early clinical studies may not be representative or predictive of the outcomes of on-going or future clinical studies, interim, “topline” and preliminary data from our clinical trial may change as more patient data become available and are subject to audit and verification procedures that could result in material changes in the final data, patient recruitment and enrollment in Pardes’ clinical trials, Pardes’ ability to obtain and maintain intellectual property protection for Pardes’ products and technologies, issued patents are subject to challenges in court or the US Patent and Trademark Office. Pardes will require additional capital to finance our operations, which may not be available to us on acceptable terms, or at all,  the effect of the COVID-19 pandemic, including mitigation efforts, quarantines, vaccination rates, infection rates, treatment options and economic effects, on any of the foregoing or other aspects of Pardes’ business operations, and/or other risks and uncertainties, including those included under the header “Risk Factors” in the most recent registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission. Although Pardes believes that we have a reasonable basis for each forward-looking statement contained in this presentation, Pardes cautions you that these statements are based on a combination of facts and factors such as Pardes’ strategy, future operations, future financial position, prospects, plans and objectives of management, and involve known and unknown risks, uncertainties and other factors that may cause Pardes’ actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pardes or our affiliates, directors, officers, employees or advisers or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Pardes cautions you not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this presentation speak only as of the date of this document, and Pardes does not undertake or accept any obligation to release publicly any update or revisions to any of these forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Pardes’ business is subject to substantial risks and uncertainties and you should carefully consider these risks and uncertainties. Cautionary Note Regarding Forward Looking Statements © 2022 Pardes Biosciences, Inc.

Investigational Drug Candidate PBI-0451, our drug candidate, is under clinical investigation and has not yet been approved for marketing by the U.S. Food and Drug Administration. This drug candidate is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Projections and Industry and Market Data This presentation also contains estimates and other statistical data made by independent parties and by Pardes relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Pardes’ own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, these sources  have not independently been verified, and we make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Pardes believes its own internal research is reliable, such research has not been verified by any independent source. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Pardes will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Disclaimers © 2022 Pardes Biosciences, Inc.

Pardes Biosciences Leadership Team Uri Lopatin, MD Chief Executive Officer & President Lee Arnold, PhD Chief Scientific Officer Brian Kearney, PharmD Chief Development Officer Elizabeth Lacy, JD General Counsel Heidi Henson Chief Financial Officer Phil Tinmouth Chief Business and Strategy Officer Sean Brusky Chief Commercial Officer Valdas Jurkauskas, PhD SVP; Head of Tech Ops Ann Kwong, PhD EVP; Research Mike Varney, PhD Kenneth Bernard, MD Robert Zamboni, PhD Clifford Samuel Carol Brosgart, MD Brad Jenkins Tal Zaks, MD, PhD Pardes Advisory Board Members © 2022 Pardes Biosciences, Inc.

Company Overview

- Rapid progress since founding in Feb 2020 to discover and develop oral antivirals for SARS-CoV-2
- PBI-0451, our **lead oral antiviral** inhibitor of the coronaviral main protease (M^{pro}) is currently in Phase 1 studies
  - Data to date supports a competitive profile
    - **Standalone dosing**
    - **Achieves and maintains target blood levels** anticipated to be highly effective against SARS-CoV-2
    - **Well tolerated** (all Treatment Emergent Adverse Events (TEAE) mild in SAD and 10-day MAD)
- Open US IND (Jan 2022) to enable additional Phase 1 studies (and beyond) in the US
- **Phase 2/3 trial targeted to be initiated mid-year** (pending regulatory discussion)
- **Manufacturing activities** to support Ph 2/3 and commercialization efforts are underway
- ~$274M in gross proceeds from recently completed business combination enables us to continue rapid progress of PBI-0451 as well as other programs.

Pardes Biosciences
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© 2022 Pardes Biosciences, Inc.

SARS-CoV-2/COVID-19 Related Deaths Continue to be Significant Source: https://graphics.reuters.com/world-coronavirus-tracker-and-maps/ (Spring 2020 to February 2022) © 2022 Pardes Biosciences, Inc.

SARS-CoV-2 Continues to Evolve Unpredictably Omicron comes from here….. Not from here © 2022 Pardes Biosciences, Inc. Source: https://nextstrain.org/ncov/open/global We can’t predict what the next variant will be This timeline is the evolution of SARS-CoV-2

Influenza Experience Informs Potential Adoption of Oral SARS-CoV-2 Antivirals

Historical Influenza Oral Antiviral Adoption (U.S. 2014 – 2020)

Incidence ~ 24 - 41M Infections / year (U.S.)[1]

- ↓ % Getting Tested
- ↓ % Seeking Rx
- ↓ % Receiving Rx
- ↓ % Filling Rx

% of Eligible Patients Treated: ~14%[2]

Key Factors Driving Rx Adoption Rate

Confirmed Diagnosis

↓

Filled Rx

Potential SARS-CoV-2 Oral Antiviral Adoption (U.S. 2024+)

Number of Annual Infections Challenging to Forecast

- % Getting Tested ↑↑↑
- % Seeking Rx ↑↑
- % Receiving Rx ⇧
- % Filling Rx ⇧

↑ % vs Flu

\+ **Prophylaxis** (~2-3X Infections)

\+ **Potential Stockpiling**

Effective antivirals for SARS-CoV-2 anticipated to have significant demand and adoption

Pardes Biosciences

1 https://www.cdc.gov/flu/about/burden/index.html
2 Internal Pardes analysis and estimates based on Roche Annual Financial Reports (2013-2017)

© 2022 Pardes Biosciences, Inc.

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Patients Will Need Antivirals With Low Risk for Drug-Drug Interactions

Use of prescription drugs in the past 30 days among adults

United States (2015–2016) and Canada (2016–2017)[i]



> 80% on 1+ drug
> 30% on 5+ drugs
United States
Canada
100
80
60
40
20
0
Percent
159.5
153.3
83.6
83.3
114.5
110.4
34.5
30.9
40–59
60–79
40–59
60–79
One or more prescription drugs
Five or more prescription drugs

22% of US Population is > 60 years old[ii]

- Over 80% taking one or more prescription drugs[i]
- Over 30% taking five or more prescription drugs[i]
- Many of these are common medications which can be hard to pause – such as blood thinners, antipsychotics, antidepressants and anti-arrythmia medications[3-5]

1. https://www.cdc.gov/nchs/data/databriefs/db347-h.pdf
2. livingfacts.org; Source: Pew Research center
3. https://www.med.umich.edu/asp/pdf/outpatient_guidelines/COVID-19-amb-treatment.pdf
4. https://www.covid19treatmentguidelines.nih.gov/therapies/statement-on-paxlovid-drug-drug-interactions/
5. https://www.fda.gov/media/155050/download

Pardes Biosciences

© 2022 Pardes Biosciences, Inc.

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Coronavirus disease 2019 (COVID-19) due to SARS-CoV-2 infection has resulted in an unprecedented global health emergency and is now the 3rd leading cause of death in the U.S.1 There is a need for safe, highly effective, and simple-to-use orally administered agents that can be deployed globally as a simple outpatient therapy for SARS-CoV-2 infection, particularly for those at greatest risk (e.g., patients who take multiple medications for comorbid conditions) The coronavirus (CoV) “main protease” or “Mpro” (also called the 3CLpro protease), is an essential viral enzyme which is necessary for early steps in viral replication2 Mpro is a clinically validated target in that a SARS-CoV-2 Mpro inhibitor has been shown to reduce the risk of hospitalization and death from COVID-193 PBI-0451 is an investigational orally bioavailable inhibitor of the CoV protease (Mpro) enzyme which is highly conserved across CoV, including emerging SARS-CoV-2 variants of concern (VOCs)3 © 2022 Pardes Biosciences, Inc. Protease Inhibitors: A Clinically Validated Treatment Option https://www.statista.com/statistics/1254560/leading-causes-of-death-in-the-us-average-number-daily/ 2. Jin Z, et al. Nature. 2020;582(7811):289-293. https://www.covid19treatmentguidelines.nih.gov/therapies/statement-on-therapies-for-high-risk-nonhospitalized-patients/

Rationale for Targeting Main Protease (Mpro) Viral Main Protease (Mpro): A Promising Pan-Coronavirus Target1-3 Bioorg Med Chem Lett. 2020 Sep 1; 30(17): 127377. Science Translational Medicine  19 Aug 2020:Vol557. biorxiv.org/content/10.1101/2020.09.12.293498v2.full.pdf. Critical for virus replication An essential early step Viral protein with no human analog Mpro function dependent on reactive cysteine nucleophile Appropriate target for Pardes’ reversible covalent chemistry © 2022 Pardes Biosciences, Inc.

Similarity of the Main Protease Active Site Across Coronaviruses PBI-0451 Mpro SARS-CoV-2 SARS MERS 229E NL63 OC43 Mpro inhibitors have potential to be effective against multiple endemic and pandemic coronaviruses1 Including variants of concern (including Delta, Lambda, Mu etc) PBI-0451 © 2022 Pardes Biosciences, Inc.

PBI-0451: Broad Activity Against Diverse Coronaviral Protease In-Vitro * IC50 = 50% inhibitory concentration in In vitro activity; lower numbers = greater potency PBI-0451 Coronavirus Mpro PBI-0451 Activity vs Protease* IC50 (µM; Min,Max) SARS-CoV-2 (Omicron P132H) 0.02 - 0.03 (0.04*) SARS-CoV 0.05 - 0.08 MERS-CoV 0.41 - 0.62 CoV-229E 0.12 - 0.17 CoV-OC43 0.15 – 0.20 CoV-HKU1 0.07 - 0.13 CoV-NL63 0.24 - 0.38 *Omicron P132H variant in Mpro enzyme assay © 2022 Pardes Biosciences, Inc.

PBI-0451: Broad Activity Against Diverse Coronaviral Protease In-Vitro PBI-0451 © 2022 Pardes Biosciences, Inc. MPro Rationale for Targeting Main Protease (Mpro) .

Antiviral activity was also assessed in multiple cell-based SARS-CoV-2 assays, including in inducible pluripotent stem cell–derived alveolar type II (iPS-AT2) lung cells, A549-ACE2 lung cells and the Vero E6 cell line © 2022 Pardes Biosciences, Inc. Broad Activity in Cell-Based In-Vitro Virology Studies Virus Cell line Antiviral assay EC50 [nM, mean (SD)] EC90 [nM, mean (SD)] CC50 [nM] SARS-CoV-2 WA11 (MOI 0.004) iPS-AT2 SARS-CoV-2  (PFU/mL) 32 (25), n=4 106 (90) >2,000 SARS-CoV-2 WA11 (MOI 0.004) iPS-AT2 SARS-CoV-2  (RNA copy/mL) 37 (19), n=4 67 (35) >2,000 SARS-CoV-2_NLuc1 (MOI 0.025) A549-ACE2 SARS CoV-2  (nanoluciferase) 23 (16), n=6  114 (85) >10,000 SARS-CoV-2, Wuhan2 (MOI 0.001) Vero E6 cell line (+efflux inhibitor) Cytopathic effect (GFP assay) 48, n=2 -- >30,000 SARS-CoV-23 (Delta, MOI 0.002) Vero E6 cell line (+efflux inhibitor) Cytopathic effect (neutral red assay) -- 78, n=1 37,000 SARS-CoV-23 (Delta, MOI 0.002) Vero E6 cell line (+efflux inhibitor) Viral yield reduction -- <32, n=1 37,000 CC50, half-maximal cytotoxic concentration; EC50, half-maximal effective concentration; EC90, 90% effective concentration; MOI, multiplicity of infection (PFU/cell); PFU, plaque-forming unit. 1. Vanderbilt University Medical Center; Stevens LJ, et al. ASV 2021; Nidovirus Symposium 2021. 2. Rega Institute for Medical Research. 3. Utah State University.

Non-Clinical Toxicology Studies

- Potential for off-target toxicity was assessed with respect to activity against human receptors and proteases
  - High selectivity (no effect observed at ≥10 μM or >600-fold) against 44 human receptors
  - Greater than 160-fold selectivity over human proteases tested, including Cathepsin-S, -K, and -L
- In Good Laboratory Practice (GLP) *in vitro* and *in vivo* toxicology studies PBI-0451 demonstrated
  - Lack of mutagenic potential observed in Ames or *in vitro* and *in vivo* micronucleus tests
  - Lack of phototoxicity observed in 3T3 cells
- Fourteen-day GLP general toxicology studies were conducted in CD1 mouse and beagle dogs
  - High-dose groups in the mouse (240 mg/kg) and dog (30 mg/kg) were deemed to be the no adverse effect level (NOAEL)
  - No adverse findings were observed clinically, on gross necropsy, or in chemistry and hematology
  - No adverse findings were observed on the central nervous, respiratory, or cardiovascular systems
  - No clinically relevant adverse histopathology changes were observed

Pardes Biosciences

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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Clinical Program Overview Ongoing First-in-Human (FIH) Study in New Zealand Safety, tolerability, PK & food effect screening Drug-drug interaction & tablet formulation Dose and dosing regimen selection for Phase 2/3 Treatment High risk patients (Target mid 2022)* Prophylaxis Design under development Treatment Standard risk patients Phase 1 Phase 2/3 Phase 3 © 2022 Pardes Biosciences, Inc. *Pending regulatory interactions

PBI-0451 FIH tolerability, safety and pharmacokinetics (PK) study of PBI-0451 Objectives: Inform dose and dosing regimen, as well as effect of food and select drug-drug interactions Design: Dose escalating tolerability, safety and PK in healthy adult subjects (8:2 PBI-0451:Placebo) Single and multiple (10 days) dose escalation: Ongoing* Food effect screening (representative FDA low-fat meal): Complete  Drug-drug interaction assessment: Partially complete Formulation: Powder-in-bottle suspension  tablet transition (ongoing) Phase 1 First-in-Human Study of PBI-0451: Design and Objectives *Study initiated in New Zealand in Aug. 2021 coincident with delta variant outbreak that slowed initial study conduct due to quarantine. Currently anticipated to complete dosing in 1Q2022 assuming minimal delays attributable to factors such as COVID-19 outbreaks. © 2022 Pardes Biosciences, Inc.

To date, PBI-0451 has been generally well tolerated over a >20-fold single- and >14-fold multiple-total daily dose range There have been no treatment or study interruptions or discontinuations reported No serious adverse events or deaths have been reported Investigator-reported treatment-emergent adverse events (TEAE) The majority of TEAEs were considered not or unlikely related to blinded study drug All TEAEs were assessed as mild in severity, resolved without intervention Possibly or probably related TEAEs reported in >2 participants were mild and transient gastrointestinal-related (abdominal bloating, decreased appetite, diarrhea, dyspepsia, flatulence, nausea) headache © 2022 Pardes Biosciences, Inc. Ongoing First-in-Human Phase 1 Study1: Results 1. Results for SAD, MAD & ritonavir DDI cohorts, data through 01/31/22 Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc. Interim Results from Ongoing First-in-Human Phase 1 Study: Good Oral Bioavailability and Dose-Proportional Increases in Exposure Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting. Overall, First-in-Human study PK supports: Good oral bioavailability and a dose-proportional increases in exposure when administered with food Evidence for a two-compartment PK profile No evidence for a clinically significant DDI due to P-gp/CYP3A inhibitor (ritonavir) Single- to multiple-dose exposure observed accumulation ratios correspond to an estimated effective t1/2 of 4 to 6 hours Single ascending dose concentration-time profile:  PBI-0451 Administered with food (N=8/cohort, suspension)

Ongoing First-in-Human Phase 1 Study: Interim Results
Multiple Dose Human Pharmacokinetics 700 mg (2 x 350 mg tablets)

PBI-0451 700 mg (2 x 350 mg tablets) x 5 days administered with food (N=8/cohort, Tablets)

PBI-0451 concentration-time profile



Day 1, 0-12 hr
Day 1, 12-24 hr
Day 3, C_{24}
Day 5, 0-12 hr
Day 5, 12-24 hr
5000
1000
100
10
Concentration (ng/mL)
Target PK based on EC_{90}
Target PK based EC_{50}
0
24
48
72
96
120
Mean +/ 95% CI
Hours

0-24 hour PK sampling on Days 1 & 5; C_{24}, trough sample (C_{12}) for the second dose on Day 3

PBI-0451 single and multiple dose pharmacokinetics

Mean (CV%) NCA PK parameter	700 mg (2 × 350 mg) Tablets BID	
	Day 1	Day 5
$AUC_{0\text{-}inf}$ (μg*hr/mL)	17.0 (16)	-
$AUC_{0\text{-}12}$ (μg*hr/ml)	-	17.4 (18)
C_{max} (μg/mL)	3.65 (14)	3.78 (19)
C_{12} (μg/mL)	0.312 (19)	0.404 (14)

$AUC_{0\text{-}inf}$, area under the curve from time zero to infinity (Day 1); $AUC_{0\text{-}12}$, area under the curve over the dosing interval (Day 5); C_{12}, trough concentration at end of the dose interval; CV, coefficient of variation. † PK results from Day 1 and Day 5 of a 10-day dosing regimen.

Target PK values:

- EC_{50} derived: 76.0 ng/mL
- EC_{90} derived: 374 ng/mL
- Derived by applying a 7.25-fold protein binding-shift[1] to $EC_{50/90}$ values (SARS-CoV-2_NLuc assay [Slide 15, *in-vitro* virology, highest values])

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1. comparative equilibrium dialysis method in human serum. Method by Mo H. et al. *J Viral Hepat.* 2011 May;18(5):338-48.

Kearney BP., et al. Late-Breaker Poster (#00470) presented at the 29th CROI Annual Conference, February 12-16, 22-24, 2022. Virtual Meeting.

© 2022 Pardes Biosciences, Inc.

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© 2022 Pardes Biosciences, Inc. Interim Conclusions from Ongoing Phase 1 Study PBI-0451 demonstrated potent antiviral activity in both enzymatic and cellular assays and had high selectivity against human receptors and proteases in vitro In in vitro studies PBI-0451 exhibited selectivity and was not mutagenic or phototoxic In in vivo toxicology studies PBI-0451 was determined not to exhibit adverse findings at the highest doses tested Single- and multiple-doses of PBI-0451 in this ongoing phase 1 study have shown (to date): Favorable tolerability with all TEAEs assessed as mild in severity Good oral bioavailability and dose-linear single- and multiple-dose PK upon administration with food over a >20-fold dose range A lack of a clinically significant DDI due to P-gp/CYP3A inhibition PBI-0451 700 mg (2 × 350 mg tablets) administered twice-daily as a stand-alone agent achieved and maintained PK exposures that company believes has potential to provide potent antiviral activity against SARS-CoV-2 Additional dose escalations and PK evaluations in this ongoing phase 1 study will inform the phase 2/3 dose selection

Complete FIH study Multiple ascending doses (ongoing)† Drug-drug interactions (partially complete)† Additional anticipated (US) Phase 1 studies Definitive food effect (with tablets, in line with regulatory guidance for labelling)† DDI (key/common concomitant medications, e.g., hormonal (oral) contraceptives, inducers of metabolism, CYP450 substrates)† Mass Balance/ADME Special Population PK: renal impairment or hepatic impairment † High-risk Phase 2/3 study–enabling Phase 1 Program: Next Steps © 2022 Pardes Biosciences, Inc.

1 Study designs, endpoints and timing subject to, and informed by, Phase 1 results and subject to discussion with, and approval by, regulatory agencies Phase 2/3 Program: Anticipated Study Timing, Designs and Objectives Geographically diverse Phase 2/3 initiation targeted for mid 2022, pending dose selection & regulatory interactions Studies anticipated to be in outpatients with mild-to-moderate COVID-19 Initial Phase 2/3 Treatment study in subjects with high-risk: COVID-related Hospitalizations/Death anticipated as primary endpoint1 Phase 3 Prophylaxis study linked to treatment study: Reduced transmission anticipated as primary endpoint1 Additional Treatment studies under consideration include1: Evaluation in subjects with standard-risk Evaluation(s) in key subpopulations Immunocompromised Study in individuals for whom ritonavir is contraindicated (comorbidities requiring concomitant medications) © 2022 Pardes Biosciences, Inc.

We have adequate capacity and capital to produce clinical trial material for our current clinical program projected needs Initial Phase 2/3 supply has been manufactured with completion of the supply anticipated in 2Q 2022 Current manufacturing process has potential to provide commercial supply CDMO relationship established for potential commercial scale manufacture Pardes has multiple issued U.S. patents, including composition of matter for PBI-0451 Continuations of our patents have been filed with U.S. PTO We continue to file IP on PBI-0451 polymorphs, process chemistry, formulations as well as compounds and technology related to our research programs and platform Manufacturing and Intellectual Property © 2022 Pardes Biosciences, Inc.

Pardes Biosciences Pipeline INDICATION PROGRAM DISCOVERY OPTIMIZATION IND ENABLING PHASE 1 PHASE 2/3 NEXT MILESTONE ANTICIPATED* PBI-0451 Coronavirus Protease Inhibitor MID 2022* Additional Phase I Data late 1Q22* Coronavirus Next Gen 2H 2022* IND Enabling Studies 2H22* Virology (non-Coronavirus) Target Nomination 2022* Undisclosed Target Nomination 2022* Infectious Disease Immunology/ Oncology * Estimated dates All programs are internally developed and wholly owned © 2022 Pardes Biosciences, Inc.

Well Financed for Immediate Next Steps ~$274M gross proceeds from recently completed business combination Cash in hand projected to allow:  Completion of currently contemplated clinical studies in support of EUA (if available)   Initial commercial activities  Advancement of 2nd Gen Program  Advancement of non-coronaviral programs  Continued corporate build out © 2022 Pardes Biosciences, Inc.

Summary

- Rapid progress since founding in Feb 2020 to discover and develop oral antivirals for SARS-CoV-2
- PBI-0451, our **lead oral antiviral** inhibitor of the coronaviral main protease (M^{pro}) is currently in Phase 1 studies
  - Data to date support a competitive profile
    - **Standalone dosing**
    - **Achieves and maintains target blood levels** anticipated to be highly effective against SARS-CoV-2
    - **Excellent tolerability** (all AEs mild in SAD and 10-day MAD)
- Open US IND (Jan 2022) to enable additional Phase 1 studies (and beyond) in the US
- **Phase 2/3 trial targeted to be initiated mid-year** (pending regulatory discussion)
- Activities to support commercialization efforts are underway
- ~$274M in gross proceeds from recently completed business combination enables us to continue rapid progress of PBI-0451 as well as other programs.

Pardes Biosciences

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© 2022 Pardes Biosciences, Inc.

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